March 31, 2002
                                                                     (unaudited)

                               Semi-Annual Report

     Conseco StockCar
     Stocks Index Fund
     Investing in the companies that support America's #1 spectator sport

NASCAR
--------------------------------------------------------------------------------
Conseco,  the  Official  Financial  Services  Provider  of  NASCAR
                                                                          [LOGO]
                                                                         CONSECO
                                                                         Step Up

POWERED  BY  THE  GROWTH  OF  STOCKCAR  RACING'S  TOP  CORPORATE  SPONSORS

     The horsepower behind the Fund's exciting return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many -- if not all -- of the NASCAR Winston Cup Series events you enjoy.

GUIDED  BY  AN  ESTABLISHED  INDEX

     The Fund relies on the Conseco StockCar Stocks Index (the "Index") to guide it through the market's twists and turns. The American Stock Exchange (AMEX) calculates and publishes the Index's daily value, under the ticker symbol RCE.

     An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its Index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the Index(1), the same change is made in the Fund's holdings.

     Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the Index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED  BY  CONSECO  CAPITAL  MANAGEMENT,  INC.

     Behind the Fund's portfolio and investment philosphies lies Conseco Capital Management, Inc. ("CCM"), the Fund's investment adviser. As of March 31, 2002, CCM had more than $31 billion in taxable and nontaxable assets under management.

     CCM is a wholly-owned subsidiary of, and the principal investment adviser for, the insurance companies of Conseco, one of middle-America's leading sources of insurance, investments and lending products. Through its subsidiaries and nationwide network of distributors, Conseco provides products and services to more than 13 million customers. In addition to sponsoring A.J. Foyt's Winston Cup Series #14 Team Conseco Pontiac Grand Prix, Conseco also is the official financial services provider of NASCAR.

TICKER  SYMBOL:  SCARX

1 To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of March 31, 2002, it had $6.2 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report
--------------------------------------------------------------------------------

TABLE  OF  CONTENTS

PORTFOLIO MANAGER'S REVIEW                                                     2
STATEMENT OF ASSETS AND LIABILITIES                                            4
STATEMENT OF OPERATIONS                                                        5
STATEMENT OF CHANGES IN NET ASSETS                                             6
SCHEDULE OF INVESTMENTS                                                        8
NOTES TO FINANCIAL STATEMENTS                                                 11
FINANCIAL HIGHLIGHTS                                                          13
BOARD OF DIRECTORS                                                    Back Cover

This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

PORTFOLIO  MANAGER'S  REVIEW
--------------------------------------------------------------------------------
March  31,  2002  (unaudited)

"WE'RE  IN  THE  MONEY!"

     With the Dow-Jones Industrial Average up 3.8% from December 31, 2001, and the Russell 2000 ahead 3.7% during that time, this could be the tune some investors have been humming lately. On the other hand, the Standard & Poor's 500 Composite Stock Price Index, a benchmark for many investors, slid 0.1%. Adjusting for dividends, it might have crept into positive territory. With yesterday's darling, the NASDAQ Composite Index, having dropped 5.4% from year-end, performance has been decidedly uneven. Normally, such mixed results would not seem like anything to write home about. However, little has seemed normal of late. Equities have shown signs of emerging from the clouds that have been hanging over them for the past 18 months. Last year's third quarter decline, well underway even before the September 11 terrorist attacks, eventually gave way to a year-end rally. Even with such a ho-hum first quarter, stock market indices have chalked up double-digit gains over the past six months.

     Don't let the pain of the recent past be too quickly forgotten. Let's note that over a slightly longer timeframe, most major equity measures are still below where they finished the 20th century. The Russell 2000 is up 4.7%; of the remainder, all but The Dow have fallen by double-digit amounts. A flat quarter looks good by comparison. None of this qualifies as hot-off-the-press news, but it serves to remind us that apart from the fairy tale of Jack and the Beanstalk, no tree grows to the sky. After a couple of not-so-great years, most investors will likely settle for treading water rather than being under it.

WHAT'S  IMPROVED  THE  HANDLING?

     To some degree, sentiment! It's spring and young people's thoughts turn To what else, Winston Cup racing! Markets got pummeled last year by what seemed an unending stream of bad news. Lousy earnings led many firms to cut inventories and to slash capital spending budgets. Rising unemployment and shrinking workweeks translated into slower personal income growth.

     Debt levels, both individual and corporate, continue climbing as they have for years. Slapping tariffs on imports could spark retaliatory moves by trading partners. The war on terrorism and a likely build-up in military spending seem certain to result in projected federal budget surpluses evaporating almost as quickly as did Enron's earnings and market value.

     Despite all that, consumer appetites for new houses and bigger cars has scarcely faltered and confidence remained high. Even rising violence in the Middle East and lingering doubts about how rapidly the economy might get back on track haven't slowed investors. They seem to be flirting with the notion of a spring fling with stocks.

     The mixed action in the big averages doesn't tell the full story. If investors weren't still leery of the high-tech racetrack, the NASDAQ wouldn't look so sick, and there would not be such selective buying of blue chips. Still, cash inflows to mutual funds have picked up speed and such measures as the Dow Transportation Average, the Amex Composite and S&P's Small- and Mid-Cap Indices are up since December. Finally, BARRON'S financial weekly noted that roughly three-of-four Big Board--listed stocks were higher at March 31 than at year-end.

CHECKING  THE  RESULTS!

     While the overall economy is soft, leisure spending (in particular the business of NASCAR) continues at a merry clip. TV ratings remain high with thirty-five million people watching NBC's inaugural broadcast of the fabled Daytona 500, eclipsing the previous Daytona record. Speedway Motorsports reports that individual ticket sales are more than offsetting recession-induced softness in corporate sales.

     Closer to home, owners of Conseco StockCar Stocks Index Fund should be among those whistling a happy tune. Building-on last year's 16.3% increase, the Fund continues its strong run into 2002 tacking on a 5.8% gain in the first quarter. The Fund's NAV hit an all-time high just prior to quarter-end. This fine showing means that, since September 30, the Fund is up 23.9%. The Fund ranked in second among roughly 350 growth-and-income funds ranked by Bloomberg L.P., a major provider of financial news. Year-to-date, it ranks seventh.

     Action Performance Companies, Inc., the Fund's standout performer last year, was prominent among first quarter winners. With record sales and earnings and a move to the New York Stock Exchange, it shows no sign of letting up in 2002. A merger offer from Shell Oil Co. (the U.S. unit of Royal Dutch Petroleum) gave Pennzoil-Quaker State Co.'s share price a big boost. The market took note of improving sales, earnings and margins at Racing Champions Ertl, driving up its price and easily absorbing a stock offering. Several major sponsors of racing round out the top finishers. Benefiting from favorable industry conditions, both Coors Brewing Co. and Anheuser-Busch Inc. brewed-up higher earnings, while Philip Morris Companies Inc. and R. J. Reynolds Tobacco Holdings got a lift from inventory-building by retailers. It is interesting that half our holdings are within shouting distance of their 52-week highs.

     As in racing, some participants went limping back to the garage. The greatest damage was sustained by Kmart Corp., which filed for Chapter 11 bankruptcy protection and withdrew from all sports sponsorships. The meltdown of such onetime hotshots as Global Crossing and Qwest Communications International Inc. spilled over to the remainder of the telecom sector, battering Sprint PCS and Sprint's FON Group which share sponsorship of a car. Even the likes of BellSouth Corp., SBC Communications Inc. and ALLTEL Corp. were unable to dodge the wreckage left by the collapse in wireless communications. Last, while General Electric Co. slid a mere 6.5% in the quarter, this is a notable development since it was widely believed on both Wall Street and Main Street that this company and this stock were immune to either economic slowdown or sick stock markets. In the wake of the Enron and Global Crossing debacles, GE's decline may also reflect widening concerns about accounting practices in the financial sector.

NEW  CARS  IN  THE  LINEUP!

     The passing of the old year provides an opportunity to refashion the Fund's portfolio to reflect new NASCAR affiliations. These relationships usually run for a specific time period, and some turnover is normal. Mergers and other corporate actions also play a role. Both were factors in reshaping our portfolio. CBRL Group Inc. (Cracker Barrel), Global Crossing, Harrah's
Entertainment, Inc., Kroger Co. and McDonald's Corp. were companies whose contracts terminated. BP plc (BP Amoco) and Exxon Mobil Corp.'s deals also ended, but the fact that Amoco and Mobil were each acquired by other, larger oil companies may also have contributed.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report
--------------------------------------------------------------------------------

     Newcomers include communications company Alltel, Racing Champions Ertl Corp. (which makes and distributes collectibles, models and other toys) and telecom giant SBC Communications Inc. (which shares sponsorship of the Cingular Wireless car with BellSouth). Other new faces are general merchandiser Target Corp. and wireless service provider Sprint PCS (jointly sponsoring a car with Sprint's FON Group). We can also add names at the start of a calendar quarter, and two more names joined the lineup on April 1. Sirius Satellite Radio, which has been authorized to operate a nationwide satellite radio system, will sponsor the No.7 Dodge Sirius Satellite Radio team. RadioShack Corp., a national retailer of consumer electronics, will jointly sponsor the Samsung/Radio Shack 500 at Texas Motor Speedway. Long-time holding Dover Downs Entertainment Inc. has spun off its gaming operations, and the Fund will now own only Dover Downs Motorsports.

THE  OUTLOOK!

     If the past two years have taught us anything, it is that it's generally much easier to forecast the past. No Wall Street strategist can say with certainty that an economic recovery is now underway, or that the bear has retreated to his lair. Stock valuations are not cheap, and the economic rebound may be muted.

     From inception, we have stressed patience, the ownership of a diverse mix of companies, and the value of maintaining a disciplined approach. We believe that these factors have the potential to generate solid, long-term gains. Bear in mind too that, like any other Fund, the performance of Conseco StockCar Stocks Index Fund will be affected by transaction, custodian, management fees and cash flows. These are not factors that impact the showing of any market measure. That said, we believe that the Fund is a sound way to invest in the growth of both the domestic economy and Winston Cup racing.

                              Robert T. Carter, CFA
                              Portfolio Manager



GROWTH OF $10,000
--------------------------------------------------------------------
DATE                  CONSECO STOCKCAR
                      STOCKS INDEX FUND   CONSECO STOCKCAR   S&P 500
                   (DIRECT CLASS SHARES)      STOCKS INDEX     INDEX
--------------------------------------------------------------------
Oct 1, 98                       10000.00          10000.00  10000.00
Oct 31, 98                      11180.00          10929.00  10813.40
Nov 30, 98                      11813.33          11603.98  11468.80
Dec 31, 98                      12186.67          11925.41  12129.63
Jan 31, 99                      12326.67          12122.41  12636.89
Feb 28, 99                      12033.33          11845.66  12244.14
Mar 31, 99                      12400.00          12199.49  12734.03
Apr 30, 99                      12953.33          12762.74  13227.22
May 31, 99                      12960.00          12213.94  12914.92
Jun 30, 99                      12986.67          12716.91  13631.70
Jul 31, 99                      12706.67          12460.03  13206.12
Aug 31, 99                      12193.33          11939.08  13140.09
Sep 30, 99                      11893.33          11628.06  12779.92
Oct 31, 99                      12186.67          11934.11  13588.63
Nov 30, 99                      12286.67          12046.29  13864.89
Dec 31, 99                      12320.27          12076.05  14681.53
Jan 31, 2000                    11710.29          11409.21  13943.93
Feb 29, 2000                    10986.35          10675.71  13679.97
Mar 31, 2000                    11670.07          11443.29  15018.28
Apr 30, 2000                    11656.66          11247.27  14566.38
May 31, 2000                    11844.35          11446.35  14267.48
Jun 30, 2000                    11542.71          11231.38  14619.17
Jul 31, 2000                    11220.96          10931.51  14390.68
Aug 31, 2000                    11676.77          11445.29  15284.48
Sep 30, 2000                    11743.80          11547.15  14477.61
Oct 31, 2000                    11891.27          11658.93  14416.37
Nov 30, 2000                    11743.80          11481.71  13280.36
Dec 31, 2000                    12386.89          12107.46  13345.44
Jan 31, 2001                    12776.42          13266.15  13819.20
Feb 28, 2001                    12592.28          13036.64  12558.89
Mar 31, 2001                    12748.09          13289.56  11762.65
Apr 30, 2001                    13718.36          14346.08  12676.61
May 31, 2001                    14122.05          14806.58  12761.55
Jun 30, 2001                    14447.83          15198.96  12451.44
Jul 31, 2001                    14277.86          15027.21  12329.42
Aug 31, 2001                    14313.27          15099.34  11557.60
Sep 30, 2001                    12294.82          12903.90  10624.90
Oct 31, 2001                    13010.13          13736.20  10827.83
Nov 30, 2001                    14454.92          15374.93  11658.33
Dec 31, 2001                    14406.97          15354.94  11760.92
Jan 31, 2002                    14272.12          15018.67  11589.21
Feb 28, 2002                    14556.00          15237.94  11365.54
Mar 31, 2002                    15237.32          16342.69  11792.88


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Direct Class shares through 03/31/02. Past performance is no guarantee of future results.


AVERAGE ANNUAL TOTAL RETURN(1)
(AS OF 03/31/02)
-----------------------------------------------------------------------------------------------
                                             INCEPTION      YEAR       1          3      SINCE
                                                  DATE   TO DATE    YEAR       YEAR  INCEPTION
-----------------------------------------------------------------------------------------------
Direct Class Shares(2)                        10/01/98    23.93%   19.53%     7.11%     12.80%
CSCS Index                                    10/01/98    26.65%   22.97%    10.23%     15.06%
S&P 500 Index(3)                              10/01/98    10.99%    0.25%    -2.52%      4.83%

TOP 10 HOLDINGS (AS OF 03/31/02)
-------------------------------------------------------
Action Performance Companies, Inc.                 3.0%
Pennzoil-Quaker State Co.                          2.8%
Racing Champions Corp.                             2.7%
ChevronTexaco Corp.                                2.4%
Adolph Coors Co. - Class B                         2.3%
The Black & Decker Corp.                           2.3%
Anheuser-Busch Companies, Inc.                     2.2%
Delphi Automotive Systems Corp.                    2.2%
Philip Morris Companies, Inc. (Miller Lite)        2.2%
Newell Rubbermaid, Inc.                            2.2%

TOP 5 SECTORS (AS OF 03/31/02)
-------------------------------------------------------
Food and Kindred Products                         16.1%
Petroleum Refining and Related Products            8.9%
Transportation Equipment                           7.9%
Amusement and Recreation Services                  6.0%
Chemicals and Allied Products                      5.1%

-------------------------
1 Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2003. If the expense reimbursements were not in place, the Fund's return would have been lower. All returns reflect reinvested dividends but do not reflect the impact of taxes.

2    Direct  Class  shares are "no-load" shares and are sold without sales load.

3 The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------ ------------------------
March  31,  2002(unaudited)

ASSETS:
Investments in securities at cost                                        $5,930,278
-----------------------------------------------------------------------------------

Investments in securities at value                                       $6,189,294
Interest and dividends receivable                                             8,422
Receivable from Conseco, Inc. and Subsidiaries                                2,907
Receivable for Fund shares sold                                               6,500
Other Assets                                                                  3,686
-----------------------------------------------------------------------------------
    Total assets                                                         $6,210,809
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS:
Payable to Custodian                                                     $    3,726
Accrued expenses                                                             48,631
-----------------------------------------------------------------------------------
    Total liabilities                                                        52,357
-----------------------------------------------------------------------------------
    Net assets                                                           $6,158,452
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                          $5,387,646
Accumulated undistributed net investment income                                 405
Accumulated undistributed net realized gain on investments                  511,385
Net unrealized appreciation on investments                                  259,016
-----------------------------------------------------------------------------------
    Net assets                                                           $6,158,452
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of par value $0.0001 authorized)      $286,903
Net asset value, offering price and redemption price per share (Note 1)  $    21.47
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

The  accompanying  notes  are  an  integral  part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
STATEMENT OF OPERATIONS                                       Semi-Annual Report
--------------------------------------------------------------------------------
For  the  six  months  ended  March  31,  2002  (unaudited)


INVESTMENT INCOME:
Interest                                                             $    2,154
Dividends (net of $89 in taxes withheld)                                 40,118
--------------------------------------------------------------------------------
    Total investment income                                              42,272
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                 17,879
Distribution and service fees                                             6,877
Administration fee                                                       11,003
Transfer agent fees and expenses                                         32,032
Reports - printing                                                       11,102
Trustees fees and expenses                                                8,918
Audit fees                                                                4,914
Legal fees                                                                2,366
Custody fees                                                              1,638
Insurance                                                                   364
Other                                                                       910
--------------------------------------------------------------------------------
    Total expenses                                                       98,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less expense reductions and reimbursements (Note 3)                     (56,743)
--------------------------------------------------------------------------------
    Net expenses                                                         41,260
--------------------------------------------------------------------------------
    Net investment income                                                 1,012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on sales of investments                               663,930
Net change in unrealized appreciation or depreciation on investments    482,961
--------------------------------------------------------------------------------
    Net realized and unrealized gains on investments                  1,146,891
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase in net assets from operations                           $1,147,903
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The  accompanying notes are an integral part of these financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS
--------------------------------------------------------------------------------
For the six months ended March 31, 2002 (unaudited) and for the year ended September 30, 2001

OPERATIONS:
                                                                           2002         2001
                                                                           ------       -----
Net investment income                                                  $    1,012   $   21,153
Net realized gains (losses) on sales of investments                       663,930     (138,707)
Net change in unrealized appreciation or depreciation on investments      482,961      319,810
-----------------------------------------------------------------------------------------------
    Net increase from operations                                        1,147,903      202,256
-----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Advisor Class shares (Note 1)                                                   -       (1,891)
Direct Class shares                                                       (11,529)     (37,783)
-----------------------------------------------------------------------------------------------
    Total dividends from net investment income                            (11,529)     (39,674)
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS OF NET REALIZED GAINS:
Advisor Class shares                                                            -       (9,978)
Direct Class shares                                                             -     (199,293)
-----------------------------------------------------------------------------------------------
    Total distributions of net realized gains                                   -     (209,271)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                               597,508      694,383
Reinvested dividends and distributions                                     11,429      247,669
Shares redeemed                                                          (362,982)    (875,590)
-----------------------------------------------------------------------------------------------
    Net increase from capital share transactions                          245,955       66,462
-----------------------------------------------------------------------------------------------
    Total increase in net assets                                        1,382,329       19,773
-----------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                     4,776,123    4,756,350
-----------------------------------------------------------------------------------------------
End of period                                                          $6,158,452   $4,776,123
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Including undistributed net investment income                          $      405   $   10,922

     The  accompanying notes are an integral part of these financial statements.

                                        6

                                                             CONSECO STOCKCAR STOCKS INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS                                           Semi-Annual Report
-----------------------------------------------------------------------------------------------
                                                                              2002         2001
                                                                             ------       -----

SHARE DATA:
ADVISOR CLASS SHARES (NOTE 1):
Sold                                                                            -        2,140
Reinvested dividends and distributions                                          -          927
Redeemed                                                                        -      (20,212)
Transferred to Direct class                                                     -         (996)
-----------------------------------------------------------------------------------------------
    Net decrease                                                                -      (18,141)
-----------------------------------------------------------------------------------------------
Shares outstanding:
Beginning of period                                                             -       18,141
-----------------------------------------------------------------------------------------------
End of period                                                                   -            -
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

DIRECT CLASS SHARES:
Sold                                                                       29,847       21,950
Transferred from Advisor class                                                  -          753
Reinvested dividends and distributions                                        562       14,078
Redeemed                                                                  (18,600)     (19,425)
-----------------------------------------------------------------------------------------------
    Net increase                                                           11,809       17,356
-----------------------------------------------------------------------------------------------
Shares outstanding:
Beginning of period                                                       275,094      257,738
-----------------------------------------------------------------------------------------------
End of period                                                             286,903      275,094
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

ADVISOR CLASS DOLLARS (NOTE 1):
Sold                                                                            -   $   30,164
Reinvested dividends and distributions                                          -       11,725
Redeemed                                                                        -     (278,006)
Transferred to direct class                                                     -      (13,332)
-----------------------------------------------------------------------------------------------
  Net decrease                                                                  -     (249,449)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

DIRECT CLASS DOLLARS:
Sold                                                                   $  597,508   $  664,219
Reinvested dividends and distributions                                     11,429      235,944
Redeemed                                                                 (362,982)    (597,584)
Transferred from advisor class                                                  -       13,332
-----------------------------------------------------------------------------------------------
  Net increase                                                         $  245,955   $  315,911
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

     The  accompanying notes are an integral part of these financial statements.

SCHEDULE  OF  INVESTMENTS
-------------------------------------------------------------------------
March  31,2002




NUMBER OF
SHARES                                                             VALUE
---------                                                          -----
COMMON STOCKS  (87.7%)
AMUSEMENT AND RECREATION SERVICES (6.0%)
  7,500    Dover Downs Entertainment, Inc.                   $  121,800
  2,600    International Speedway Corporation - Class A         118,820
  4,525    Speedway Motorsports, Inc. (a)                       129,007
                                                             -----------
                                                                 369,627
                                                             -----------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
AND MOBILE HOME DEALERS  (3.6%)
  2,275    The Home Depot, Inc.                                 110,588
  2,575    Lowe's Companies, Inc.                               111,987
                                                             -----------
                                                                222,575
                                                             -----------

BUSINESS SERVICES  (3.4%)
  1,925    Electronic Arts, Inc. (a)                            117,040
 32,000    Protection One, Inc. (a)                              89,600
                                                             -----------
                                                                206,640
                                                             -----------

CHEMICALS AND ALLIED PRODUCTS  (5.1%)
  2,275    E. I. Du Pont de Nemours and Co.                     107,266
  1,950    Pfizer, Inc.                                          77,493
  1,460    The Procter & Gamble Co. (Tide)                      131,531
                                                             -----------
                                                                316,290
                                                             -----------
COMMUNICATIONS  (3.8%)
  1,000    ALLTEL Corp.                                          55,550
  1,475    BellSouth Corp.                                       54,368
  2,400    Global Crossing Ltd. (a)                                 261
  1,475    SBC Communications, Inc.                              55,224
  2,350    Sprint Corp. - PCS Group (a)                          24,181
  2,850    Sprint Corp.                                          43,576
                                                             -----------
                                                                233,160
                                                             -----------
DEPOSITORY INSTITUTIONS  (2.1%)
  3,300    MBNA Corp.                                           127,281
                                                             -----------
DURABLE GOODS - WHOLESALE  (5.0%)
  3,800    Action Performance Companies, Inc. (a)               187,150
  3,225    Genuine Parts Co. (NAPA)                             118,583
                                                             -----------
                                                                305,733
                                                             -----------
EATING AND DRINKING PLACES  (0.3%)
    500    CBRL Group, Inc. (Cracker Barrel)                     14,235
                                                             -----------

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT
           AND COMPONENTS, EXCEPT COMPUTER EQUIPMENT  (1.4%)
  2,300    General Electric Co. (NBC)                            86,135
                                                             -----------

     The  accompanying notes are an integral part of these financial statements.

                                        8

                                      CONSECO STOCKCAR STOCKS INDEX FUND
                                                      Semi-Annual Report
------------------------------------------------------------------------

NUMBER OF
SHARES                                                             VALUE
---------                                                          -----
FOOD AND KINDRED PRODUCTS  (16.1%)
  2,150    Adolph Coors Co. - Class B                        $  145,061
  2,600    Anheuser-Busch Companies, Inc.                       135,720
  2,425    The Coca-Cola Co.                                    126,731
  2,250    General Mills, Inc. (Cheerios)                       109,913
  3,850    Kellogg Co.                                          129,245
  2,375    PepsiCo, Inc.                                        122,313
  2,550    Philip Morris Companies, Inc. (Miller Lite)          134,309
  4,250    Sara Lee Corp.                                        88,230
                                                             -----------
                                                             .  991,522
                                                             -----------

FURNITURE AND FIXTURES  (2.2%)
  4,200    Newell Rubbermaid, Inc.                              134,232
                                                             -----------

GENERAL MERCHANDISE STORES  (2.0%)
 15,850    Kmart Corp. (a), (d)                                  25,360
  2,250    Target Corp.                                          97,020
                                                             -----------
                                                                122,380
                                                             -----------

INDUSTRIAL AND COMMERCIAL MACHINERY
AND COMPUTER EQUIPMENT  (4.3%)
  3,000    The Black & Decker Corp.                             139,620
  2,250    Caterpillar, Inc.                                    127,913
                                                             -----------
                                                                267,533
                                                             -----------

LUMBER AND WOOD PRODUCTS,
EXCEPT FURNITURE  (1.8%)
  3,750    Georgia-Pacific Group                                112,313
                                                             -----------

MISCELLANEOUS MANUFACTURING INDUSTRIES  (2.7%)
  8,750    Racing Champions Corp. (a)                           168,437
                                                             -----------

MOTION PICTURES  (1.3%)
  3,500    AOL Time Warner, Inc. (a) (TBS, Cartoon Network)      82,775
                                                             -----------

MOTOR FREIGHT TRANSPORTATION, WAREHOUSE  (2.1%)
  2,125    United Parcel Service, Inc. - Class B                129,200
                                                             -----------

PETROLEUM REFINING AND RELATED PRODUCTS  (8.9%)
  2,450    Ashland, Inc. (Valvoline)                            111,499
  1,616    ChevronTexaco Corp.                                  145,876
  8,000    Pennzoil-Quaker State Co.                            171,760
  1,930    Phillips Petroleum Company                           121,204
                                                             -----------
                                                                550,339
                                                             -----------

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES  (2.0%)
  3,950    Eastman Kodak Co.                                    123,122
                                                             -----------

PRINTING, PUBLISHING & ALLIED  (1.5%)
  3,250    The News Corporation Ltd. ADR (b)                     92,235
                                                             -----------

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS  (2.0%)
  4,850    The Goodyear Tire & Rubber Co.                       124,015
                                                             -----------

     The  accompanying notes are an integral part of these financial statements.
                                        9

SCHEDULE  OF  INVESTMENTS

March 31, 2002

NUMBER OF
SHARES                                                             VALUE
---------                                                          -----
TOBACCO PRODUCTS  (2.2%)
  2,050    R.J. Reynolds Tobacco Holdings, Inc.              $  132,737
                                                             -----------

TRANSPORTATION EQUIPMENT  (7.9%)
  2,775    DaimlerChrysler AG (c)                               124,958
  8,400    Delphi Automotive Systems Corp.                      134,316
  6,250    Ford Motor Co.                                       103,063
  2,075    General Motors Corp.                                 125,434
                                                             -----------

                                                                487,771
                                                             -----------


           Total common stock (cost $5,141,271)               5,400,287
                                                             -----------

           SHORT-TERM INVESTMENTS  (12.8%)
789,007    Bank of New York Cash Reserve                        789,007
                                                             -----------

           Total short-term investments (cost $789,007)         789,007
                                                             -----------

           Total investments (cost $5,930,278) (100.5%)       6,189,294
                                                             -----------

           Liabilities less other assets  (-0.5%)               (30,842)
                                                             -----------

           Total net assets  (100.0%)                        $6,158,452
                                                             -----------
                                                             -----------

-------------------------
(a)  Non-income  producing  security.
(b)  ADR  -  American  Depository  Receipts.
(c)  Foreign  security.
(d)  Company  in  bankruptcy  proceedings.

     The  accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
NOTES TO FINANCIAL STATEMENTS                                 Semi-Annual Report
--------------------------------------------------------------------------------

1.   ORGANIZATION
     Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), formerly StockCar Stocks Mutual Fund, Inc. was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund's investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks IndexTM (the "Index"). The Index consists of 49 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winton cup racing teams or races, or they earn money from NASCAR Winston Cup events.

     On September 17,2001, the Conseco StockCar Stocks Index Fund advisor class was closed as approved by management and the Board of Directors (the "Directors"). Shareholders were allowed to exchange their advisor class shares into the Conseco StockCar Stocks Index Fund Direct Class shares, or redeem their shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation, Transactions, and Related Investment Income

     The investments in the portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

     Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Directors. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market.

Dividends to Shareholders

     Dividends, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of the Adviser or the Company.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3.    AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

     The Adviser supervises the Company's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the six months ended March 31, 2002, were $17,879.

     The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other operating expenses until April 30, 2003, to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets.

Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the six months ended March 31, 2002, were $11,003.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March  31,2002

Distribution Agreements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities
Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

     The Distributor may also use such distribution fees to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the six months ended March 31, 2002, were $6,877.

4.    INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and the aggregate proceeds from sales of investments, excluding short-term investments, for the six months ended March 31, 2002, are shown below:

Purchases                                                             $1,362,047
--------------------------------------------------------------------------------
Sales                                                                  1,865,541
--------------------------------------------------------------------------------

5.    FEDERAL INCOME TAXES

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at March 31, 2002, for federal income tax purposes are shown below:

Gross unrealized appreciation                                           $866,132
Gross unrealized depreciation                                          (608,695)
--------------------------------------------------------------------------------
Net unrealized appreciation                                             $257,437
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cost of investments                                                  $ 5,931,857
--------------------------------------------------------------------------------

     The difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses. The Fund realized, on a tax basis, post-October losses through September 30, 2001 of $150,966, which are not recognized for tax purposes until the first day of the following fiscal year. During the year ended September 30, 2001, the Fund paid capital gains distributions (taxable as long-term capital gains) to shareholders of $55,605 (unaudited).

                                              CONSECO STOCKCAR STOCKS INDEX FUND
FINANCIAL HIGHLIGHTS                                          Semi-Annual Report
--------------------------------------------------------------------------------

For a share outstanding during the six months ended March 31, 2002 (unaudited) and each year ended September 30



DIRECT CLASS SHARES                                           2002      2001      2000      1999
                                                             -------   -------  -------   -------
Net asset value per share, beginning of period               $ 17.36   $17.52   $ 17.84   $15.00
Income from investment operations:
    Net investment income                                     0.00(b)    0.08      0.12     0.02
    Net realized gains (losses) and change in unrealized
      appreciation or depreciation on investments               4.15     0.71     (0.34)    2.82
-------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations            4.15     0.79     (0.22)    2.84
-------------------------------------------------------------------------------------------------

Distributions:
    Dividends from net investment income                       (0.04)   (0.15)    (0.03)       -
    Distribution of net capital gains                              -    (0.80)    (0.07)       -
-------------------------------------------------------------------------------------------------
      Total distributions                                      (0.04)   (0.95)    (0.10)       -
-------------------------------------------------------------------------------------------------
      Net asset value per share, end of period               $ 21.47   $17.36   $ 17.52   $17.84
-------------------------------------------------------------------------------------------------
    Total return                                               23.93%    4.69%   (1.24%)   18.93%
-------------------------------------------------------------------------------------------------

Ratios/supplemental data:
    Net assets (dollars in thousands), end of period         $ 6,158   $4,776   $ 4,756   $4,860
    Ratio of expenses to average net assets(a)
      Before expense reimbursement                              3.56%    4.62%     2.62%    1.41%
      After expense reimbursement                               1.50%    1.50%     1.44%    1.41%
    Ratio of net investment income to average net assets(a)     0.04%    0.41%     0.66%    0.28%
Portfolio turnover rate                                           27%      36%       37%       7%

-------------------------
(a)  Annualized  for  periods  of  less  than  one  full  year.
(b)  Amount  calculated  is  less  than  $0.005  per  share.

     The  accompanying notes are an integral part of these financial statements.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------





NAME, ADDRESS AND AGE          POSITION HELD WITH                  PRINCIPAL OCCUPATION(S)
                               COMPANY                             DURING PAST 5 YEARS
--------------------------     ---------------------------         -------------------------
WILLIAM P. DAVES, JR. (76)
5723 Trail Meadow              Chairman of the Board,              Consultant  to insurance and
Dallas, TX 75230               Director Since April 2000           healthcare industries.Director,
                                                                   Chairman and Chief Executive
                                                                   Officer, FFG Insurance Co.
                                                                   Chairman of the Board and Trustee
                                                                   of other mutual funds managed
                                                                   by  the  Adviser.

MAXWELL E. BUBLITZ* (46)       President and                       Chartered  Financial  Analyst. CEO,
11825 N. Pennsylvania St     Director Since April 2000             President and Director, Adviser. Senior
Carmel IN 46032.                                                   Senior Vice President, Investments of
                                                                   Conseco, Inc. President and Trustee
                                                                   of other mutual funds managed by the
                                                                   Adviser

GREGORY J. HAHN* (41)          Vice President for Investments      Chartered Financial Analyst, Senior
11825 N. Pennsylvania St       and Director Since April 2002       Vice President, Adviser Portfolio
Carmel, IN  46032                                                  Manager of the fixed income portion
                                                                   of Balanced and Fixed Income Funds.
                                                                   Trustee and portfolio manager of
                                                                   Other mutual funds managed by the
                                                                   Adviser.

HAROLD W. HARTLEY (78)         Director Since April 2000           Chartered Financial Analyst. Director,
502 Canal Cove Court                                               Ennis Business Forms, Inc. Retired,
Ft. Myers Beach, FL  33931                                         Executive Vice President, Tenneco
                                                                   Financial Services, Inc. Trustee of
                                                                   other mutual funds managed by the
                                                                   Adviser.

DR. R. JAN LECROY (70)         Director Since April 2000           Director, Southwest Securities Group,
841 Liberty                                                        Inc. Retired, President, Dallas
Dallas, TX  75204                                                 Citizens Council. Trustee of other
                                                                   mutual funds managed by the Adviser.

DR. JESS H. PARRISH (74)       Director Since April 2000           Higher Education Consultant. Former
2605 Sentinel                                                      President, Midland College Trustee
Midland, TX  79701                                                 of other mutual funds managed by the
                                                                   Adviser.

DAVID N. WALTHALL (56)         Director Since April 2000           Principal, Walthall Asset Management.
1 Galleria Tower                                                   Former President, Chief Executive
Suite 1050                                                         Officer and Director of Lyrick Corporation.
13355 Noel Road                                                    Formerly, President and CEO, Heritage Media
Dallas, TX  75240                                                  Corporation. Formerly, Director, Eagle
                                                                   National Bank.  Trustee of other mutual
                                                                   Funds managed by the Adviser.


* THE DIRECTOR SO INDICATED IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT, OF THE TRUST DUE TO THE POSITIONS INDICATED WITH THE ADVISER AND ITS AFFILIATES.

     ALL DIRECTORS WILL SERVE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

     All Directors oversee the 18 portfolios that make up the Conseco fund complex including Conseco Fund Group, Conseco Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

                               INVESTMENT ADVISER
                               ------------------
                        Conseco Capital Management, Inc.
                                   Carmel, IN

                                 TRANSFER AGENT
                                 --------------
                          USBancorp Fund Services, LLC
                                  Milwaukee, WI

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PricewaterhouseCoopers LLP
                                  Chicago, IL

                                  DISTRIBUTOR
                                  ------------
                           Conseco Equity Sales, Inc.
                                   Carmel, IN

                                    CUSTODIAN
                                    ----------
                              The Bank of New York
                                  New York, NY

                                  LEGAL COUNSEL
                                  --------------
                           Kirkpatrick & Lockhart LLP
                                 Washington, DC

                       CONSECO STOCKCAR STOCKS INDEX FUND

                                Distributed by:

                           Conseco Equity Sales, Inc.
                   11815 N. Pennsylvania St. Carmel, IN 46032
                                  Member NASD

                       Shareholder Services: 800-494-2755